UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

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CISCO SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! CISCO SYSTEMS, INC. 2021 Annual Meeting Vote by December 12, 2021 11:59 PM ET CISCO SYSTEMS, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 D61965-P63224 You invested in CISCO SYSTEMS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on December 13, 2021. Get informed before you vote View the Notice of Annual Meeting and Proxy Statement and the Annual Report for the year ended July 31, 2021 online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 29, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and December 13, 2021 8:00 a.m. Pacific Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/CSCO2021 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. M. Michele Burns For 1b. Wesley G. Bush For 1c. Michael D. Capellas For 1d. Mark Garrett For 1e. John D. Harris II For 1f. Dr. Kristina M. Johnson For 1g. Roderick C. McGeary For 1h. Charles H. Robbins For 1i. Brenton L. Saunders For 1j. Dr. Lisa T. Su For 1k. Marianna Tessel For 2. Approval, on an advisory basis, of executive compensation. For 3. Ratification of PricewaterhouseCoopers LLP as Cisco’s independent registered public accounting firm for fiscal 2022. For 4. Approval to have Cisco’s Board amend Cisco’s proxy access bylaw to remove the stockholder aggregation limit. Against To act upon such other matters as may properly come before the annual meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D61966-P63224